John Hancock Funds II

Supplement dated December 26, 2017 to the current Statement of Additional Information, as may be supplemented (the “SAI”)

Small Company Growth Fund (the “Fund”)

The following information supplements and supersedes any information to the contrary relating to the Fund contained in the SAI.

At its in-person meeting held on December 12–14, 2017, the Board of Trustees of John Hancock Funds II approved the hiring and appointment of Redwood Investments, LLC (“Redwood Investments”) to replace Invesco Advisers, Inc. (“Invesco”) as subadvisor to the Fund effective on or about the close of business on December 26, 2017 (the “Effective Date”). Information regarding Invesco and its portfolio managers as it relates to the Fund is hereby deleted as of the Effective Date.

It is expected that John Hancock Advisers, LLC, the Fund’s investment advisor, will hire a transition manager to assist in transitioning cash and portfolio securities in connection with the change in subadvisors from Invesco to Redwood Investments.

In addition, the Fund is changing its name to Small Cap Growth Fund, effective on or about February 12, 2018. Accordingly, all references to Small Company Growth Fund will be changed to reflect the Fund’s new name.

In connection with the appointment of Redwood Investments as subadvisor of the Fund, the disclosure under Appendix B in the SAI is hereby supplemented as of the Effective Date as follows to the extent that it relates to the portfolio managers of the Fund:

REDWOOD INVESTMENTS, LLC (“REDWOOD INVESTMENTS”)

Small Company Growth Fund

PORTFOLIO MANAGERS AND OTHER ACCOUNTS MANAGED

Valerie Klaiman, CFA, Michael Mufson, CFA, Ezra Samet, CFA, Jennifer Silver, CFA, and Tony Sutton are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

The following table reflects information regarding other accounts for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies (and series thereof); (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pays advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below the table is each portfolio manager’s investment in the Fund.

The following table reflects information as of December 15, 2017.

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Valerie Klaiman	1	$77.9	1	$6.5	207	$1,760.2
Michael Mufson	1	$77.9	1	$6.5	207	$1,760.2
Ezra Samet	1	$77.9	1	$6.5	207	$1,760.2
Jennifer Silver	1	$77.9	1	$6.5	207	$1,760.2
Tony Sutton	1	$77.9	1	$6.5	207	$1,760.2

Performance-Based Fees for Other Accounts Managed. Of the accounts listed in the table above, those for which Redwood Investments receives a fee based on investment performance are listed in the table below.

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Valerie Klaiman	0	$0	0	$0	0	$0
Michael Mufson	0	$0	0	$0	0	$0
Ezra Samet	0	$0	0	$0	0	$0
Jennifer Silver	0	$0	0	$0	0	$0
Tony Sutton	0	$0	0	$0	0	$0

Ownership of the Fund and Similarly Managed Accounts

The following table shows the dollar range of Fund shares and shares of similarly managed accounts beneficially owned by the portfolio managers listed above as of December 15, 2017. For purposes of this table, “similarly managed accounts” include all accounts that are managed (i) by the same portfolio manager that is primarily responsible for the day-to-day management of the Fund; and (ii) with an investment style, objective, policies and strategies substantially similar to those that are used to manage the Fund. Each portfolio manager’s ownership of Fund shares is stated in the footnote that follows the table.

Portfolio Manager	Dollar Range of Shares Owned[1]
Valerie Klaiman	none
Michael Mufson	none
Ezra Samet	none
Jennifer Silver	none
Tony Sutton	none

1 As of December 15, 2017, none of the portfolio managers beneficially owned shares of the Fund.

POTENTIAL CONFLICTS OF INTEREST

Redwood Investments (also, the “Firm”) is registered as an investment adviser with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Advisers Act and SEC rules impose requirements on the Firm to adopt a Code of Ethics. Rule 204A-1 under the Advisers Act requires every registered investment adviser to establish, maintain and enforce a Code of Ethics that at a minimum addresses personal trading by its “access persons.” Section 204A of the Advisers Act requires all registered investment advisers to have policies and procedures to detect and prevent insider trading.

The Firm is a fiduciary of its Clients and owes each Client an affirmative duty of good faith and full and fair disclosure of all material facts. This duty is particularly pertinent whenever the adviser is in a situation involving a conflict or potential conflict of interest. This Code applies to all Access Persons, whose conduct must reflect the Firm’s fiduciary obligations. It is the Firm policy that all partners, officers, and Employees of the Firm are Access Persons (“Access Persons”). The Firm and all Employees must affirmatively exercise authority and responsibility for the benefit of Clients, and may not participate in any activities that may conflict with the interests of Clients except in accordance with this Code. In addition, we must avoid activities, interests and relationships that might interfere or appear to interfere with making decisions in the best interests of our Clients. Accordingly, at all times, we must conduct our business with the following precepts in mind:

1. Place the interests of Clients first. We may not cause a Client to take action, or not to take action, for our personal benefit rather than the benefit of the Client. For example, causing a Client to purchase a security owned by an Employee for the purpose of increasing the price of that security would be a violation of this Code. Similarly, an Employee investing for himself in a security of limited availability that was appropriate for a Client without first considering that investment for such Client may violate this Code.

2. Avoid taking inappropriate advantage of our position. The receipt of investment opportunities, perquisites, or gifts from persons seeking business with the Firm could call into question the exercise of our independent judgment. Accordingly, we may accept such items only in accordance with the limitations in this Code.

3. Conduct all personal securities transactions in compliance with this Code of Ethics. This includes all pre-clearance and reporting requirements and procedures regarding inside information and personal and proprietary trades. While the Firm encourages Employees and their families to develop personal investment programs, you must not take any action that could result in even the appearance of impropriety.

4. Keep information confidential. Information concerning Client transactions or holdings may be material non-public information and Employees may not use knowledge of any such information to profit from the market effect of those transactions.

5. Comply with the federal securities laws and all other laws and regulations applicable to the Firm’s business. Make it your business to know what is required of the Firm as an investment adviser and otherwise, and you as an Employee of the Firm, and integrate compliance into the performance of all duties.

6. Seek advice when in doubt about the propriety of any action or situation. Any questions concerning this Code of Ethics should be addressed to the Chief Compliance Officer, who is encouraged to consult with outside counsel, outside auditors or other professionals, as necessary.

7. Do Not Commit Unlawful Actions. It is unlawful and a violation of several Federal securities laws (Rule 204A-1 of the Investment Advisers Act, Rule 17j-1 under the Investment Company Act) to:

a. make any untrue statement of a material fact to a client;

b. omit to state a material fact necessary in order to make the statements made to a client, in light of the circumstances under which they are made, not misleading;

c. engage in any manipulative practice with respect to a client.

COMPENSATION

Compensation is determined by a professional’s job performance and their assessed ability to excel in their assigned roles as well as their initiative in making cross-functional contributions which help the firm achieve its overall growth objectives. Accordingly, each professional has a set of individualized objectives, and is awarded bonuses that are based upon their success relative to those objectives.

Incentive compensation for the Investment Team is based upon their contribution to investment performance and to a lesser extent, on the profitability of the firm. Investment performance is measured by performance relative to benchmark over a one year and three-year period with a heavier weighting towards the three-year period. Compensation is not pre-determined and therefore, performance will guide compensation levels.  Employees can earn a bonus in excess of their base salary.

In addition, investment professionals are eligible to receive “Profit Units”, equity like shares that participate in the firm’s profitability and change of control events.

Furthermore, in connection with the appointment of Redwood Investments as subadvisor of the Fund, the disclosure under Appendix C in the SAI is hereby supplemented as of the Effective Date as follows:

Proxy Voting

Law and Policy

This statement sets forth the current policies and procedures of the Firm with regard to the voting of proxies over which the Firm has investment responsibility.  These policies and procedures are available to the Firm’s Clients upon request.

The Firm acts in a fiduciary capacity with respect to each of its Clients and, therefore, the Firm must act to maximize the value of the accounts it manages.  Each proxy proposal may be  reviewed on a case-by-case basis by a member of the Firm’s portfolio management team.  It is Firm policy generally to vote against any management proposals that the Firm believes could prevent companies from realizing their maximum market value, or would insulate companies and/or management, from accountability to shareholders or prudent regulatory compliance. For example, the Firm will generally vote against any proposal that attempts to limit shareholder democracy, such as increased indemnification protections for directors or officers, or unequal voting rights, in a way that could restrict the ability of the shareholders to realize the value of their investment.  The Firm will generally support proposals aimed at effectuating standard and necessary aspects of business operations, which will not typically have a significant effect on the value of the investment, such as name changes, elections of directors and employee stock purchase or ownership plans.

A record of all proxy decisions will be retained and available for inspection by Clients at any time in accordance with the procedures listed below.

Conflicts of Interest.  The Firm must act as a fiduciary when voting proxies on behalf of its Clients.  In that regard, the Firm will seek to avoid possible conflict of interest in connection with proxy voting as follows:

Where the Firm identifies a potential conflict of interest (such as if the Firm or an Employee is affiliated or associated with the issuer or the Firm holds the issuer’s securities on a proprietary basis), the Firm will initially determine whether such potential conflict is material.  Where the Firm determines there is a potential for a material conflict of interest regarding a proxy, the Firm will take one or some of the following steps: (i) inform the Client of the material conflict and the Firm’s voting decision; (ii) discuss the proxy vote with the Client; (iii) fully disclose the material facts regarding the conflict and seek the Client’s consent to vote the proxy as intended; and/or (iv) seek the recommendations of an independent third party.  The Firm will document the steps it took to evidence that the proxy vote or abstention was in the best interest of the Client and not the product of any material conflict.  Such documentation will be maintained in accordance with required recordkeeping procedures.  See Recordkeeping above.

Disclosure of Policies and Procedures.  The Firm will provide a summary of these policies and procedures in its Form ADV, Part 2 (or in a separate disclosure) to be furnished to Clients.  The Firm will further provide a copy of these policies and procedures to any Client upon request.  In addition, the Firm will inform its Clients how they can obtain further proxy voting information about their own proxies.

Disclosure of Voting Record.  Upon a request from a Client, the Firm will furnish to such Client its proxy voting record with respect to such Client’s securities.

ERISA Considerations.  ERISA prohibits fiduciaries from acting on behalf of a plan in situations in which the fiduciary is subject to a conflict of interest.  Thus, if the Firm determines that it has a conflict of interest with respect to the voting of proxies, the Firm must either seek the Client’s informed direction or retain an independent person to direct the Firm how to vote the proxy in the best interests of the ERISA account.

Procedures

Receipt of Proxy Materials.  Prior to January 1, 2008, the Firm received proxy materials from issuers, custodians or broker-dealers through the mail in hard copy form with respect to any securities held in Client accounts. Subsequent to January 1, 2008, the Firm has outsourced the records administration and actual proxy voting process to a third party service provider.

Voting Decisions.  The portfolio manager(s) has (have) responsibility for reviewing proxy materials and deciding how to vote on each issue or initiative for the securities he or she trades.

Recusal from Voting.  Any Employee who has a direct or indirect pecuniary interest in any issue presented for voting, or any relationship with the issuer, must so inform the Chief Compliance Officer and recuse him or herself from decisions on how proxies with respect to that issuer are voted.

Record of Votes Cast.  For proxies voted before January 1, 2008, physical copies of all proxy votes are kept on file or scanned to the firm’s server and stored electronically.   For proxies voted after January 1, 2008, the records are maintained by the third party service provider.

Client Requests for Votes.  If a Client requests that their proxies be voted in a specific way on a specific issue, the portfolio manager or a member of the portfolio management team will advise the Client that it cannot accommodate the request.

Client Requests for Voting Record.  Clients may request information concerning how their proxies were voted.  The portfolio manager or a member of the portfolio management team will notify the Chief Compliance Officer if he or she receives such request and will respond to such requests showing how Client shares were voted on particular issues.  The Chief Compliance Officer will maintain a copy of all such requests and responses.